1st Quarter 2025 Earnings Presentation EagleBankCorp.com April 23, 2025 Scan for digital version

Forward Looking Statements 2 This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934, as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions. In some cases, forward-looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases. These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other periodic and current reports filed with the SEC. Because of these uncertainties and the assumptions on which this discussion and the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Readers are cautioned against placing undue reliance on any such forward-looking statements. The Company’s past results are not necessarily indicative of future performance. The Company does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law. This presentation was delivered digitally. The Company makes no representation that subsequent to delivery of the presentation it was not altered. For more information about the Company, please refer to www.eaglebankcorp.com and go to the Investor Relations tab. Our outlook consists of forward-looking statements that are not historical factors or statements of current conditions but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. We may be unable to achieve the results reflected in our outlook due to the risks described in our periodic and current reports filed with the SEC, including the risk factors in our Annual Report on Form 10-K for the year ended December 31, 2024, as well as the following factors: the impact of the interest rate environment on business activity levels; declines in credit quality due to changes in the interest rate environment or changes in general economic, political, social and health conditions in the United States in general and in the local economies in which we conduct operations; our management of risks inherent in our real estate loan portfolio and the risk of a prolonged downturn in the real estate market; our management of liquidity risks; our funding profile, including the cost of our deposits and the impact of our funding costs on the competitiveness of our loan offerings; our ability to compete with other lenders, including non-bank lenders; the effects of monetary, fiscal and trade policies, including federal government spending and the impact of tariffs; and the development of competitive new products and services. For further information on the Company please contact: Eric Newell P 240-497-1796 E enewell@eaglebankcorp.com

Attractive Washington DC Footprint 3 One-of-a-kind Market The Washington DC metro area represents a robust and diverse economy, supported by a dynamic mix of public and private sector activity. The region’s foundation includes globally recognized educational institutions, a thriving private sector with growing technology innovation, and a strong tourism base. Attractive Demographics Household income in our markets is well above the national average and that all Mid-Atlantic states. Advantageous Competitive Landscape Eagle is one of the largest community banks headquartered in the Washington DC metro area and ranked 3rd by deposits in the DC MSA for banks with less than $100 billion in assets. 1 - Source: FDIC Deposit Market Share Reports - Summary of Deposits

Eagle at a Glance 4 Total Assets $11.3 billion Total Loans $7.9 billion Total Deposits $9.3 billion Tangible Common Equity $1. 2 billion Shares Outstanding (at close March 31, 2025) 30,368,843 Market Capitalization (at close April 22, 2025) $633 million Tangible Book Value per Common Share $40.99 Institutional Ownership 77% Member of Russell 2000 yes Member of S&P SmallCap 600 yes Note: Financial data as of March 31, 2025 unless otherwise noted. 1 - Equity was $1.2 billion and book value was $40.99 per share. Please refer to the Non-GAAP reconciliation in the appendix. 2 - Based on April 22, 2025 closing price of $20.85 per share and March 31, 2025 shares outstanding. 1 1 2

Eagle is an Attractive Investment Opportunity

- **Best-in-Class Capital Levels**
  - CET1 Ratio = 14.61% Top quartile of all bank holding companies with $10 billion in assets or more
  - TCE / TA[1] = 11.00%
  - ACL / Gross Loans = 1.63% and ACL / Performing Office Loans = 5.78%

- **Long-term Strategy to Improve Operating Pre-Provision, Net Revenue ("PPNR") Across All Interest Rate Environments**
  - Continue the growth and diversification of deposits designed to improve funding profile

- **Disciplined Cost Structure**
  - Our cost structure is designed to minimize inefficiencies, while allowing us to invest in growth and important control functions such as risk management and compliance.
  - Branch-light, efficient operator.
  - Operating Noninterest Expense / Average Assets[1] = 1.52%
  - Operating Efficiency Ratio[1] = 61.5%

- **Strong Liquidity and Funding Position**
  - Liquidity risk management is central to our strategy.
    - At 7.3%, Eagle has one of the highest liquid assets to total deposits ratio relative to peers[2], and total on-balance sheet liquidity and available borrowing capacity was $4.8 billion at quarter-end.
  - Uninsured deposits only represent 25% of total deposits, having a weighted average relationship with EagleBank of over 8 years.

- **Capitalizing on Our Desirable Geography**
  - The DMV has a robust and diverse economy including education, healthcare, technology, and defense sectors.
  - Access to a population with high household incomes, leading to more significant deposit base.

NOTE: Data at or for the quarter ended March 31, 2025
1 - Please refer to the Non-GAAP reconciliation in the appendix.
2 - Includes cash and cash equivalents.

EAGLE BANCORP, INC.
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1.32% 1.31% 1.26% 1.22% 1.03% 0.99% 0.95% 0.93% 0.93% 0.84% 0.81% 0.78% 0.75% 0.68% 0.67% 0.65% 0.61% 0.21% 0.06% Peer 1 Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Peer 14 Peer 15 Peer 16 Peer 17 Peer 18 EGBN ROAA Improving Return on Average Assets • Grow and deepen relationship deposits with a focus on franchise enhancement; allowing for reduction of high-cost wholesale and non-core funding • Maintain pricing discipline on loan originations to promote revenue growth • Continue operating efficiency focus and seek out opportunities for positive operating leverage Strategies to Improve Profitability 6 Peers are those used in the proxy for the May 2025 annual meeting. Proxy Peers are AMTB, AUB, BHLB, BRKL, BUSE, BY, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, PPBI, SASR, STEL, TMP, UBSI, VBTX, WSFS and data is as of December 31, 2024 (if available). EGBN is as of March 31, 2025. Source: S&P Capital IQ Pro and company filings. Grow & Diversify C&I team expansion creating platform to accelerate acquisition and deepening of profitable relationships and expand deposit base Ongoing evaluation of strategies to reduce CRE concentration Increasing fee income through cross selling and higher penetration of deposit products Market positioning and resource investment focus that evolve community and customer perceptions of EagleBank towards being a full- service commercial bank Deposits & Funding Building sales behaviors with Treasury sales to deepen deposit relationships to grow fee income Utilize current and past successes to seek out deposit rich sectors and enhance and/or communicate value propositions Leverage existing branch network to drive customer acquisition Operational Excellence Continue investments that enhance operational capabilities and human talent as we strengthen the efficiency and scalability of our platform; all with an eye for maintaining an exceptional client and employee experience Driving effective expense management contributing to the overall strategy of achieving positive operating leverage

Eagle – Capital Levels vs. Peers

Strong Capital

- Capital ratios are high relative to peers
- Excess CET1 (over 9%) plus reserves provides a superior level of coverage when measured against our peers

CET1 Ratio


Peer 1 17.1%
Peer 2 16.2%
Peer 3 14.7%
EGBN 14.6%
Peer 4 14.2%
Peer 5 14.1%
Peer 6 14.1%
Peer 7 13.8%
Peer 8 13.0%
Peer 9 12.1%
Peer 10 11.7%
Peer 11 11.4%
Peer 12 11.2%
Peer 13 11.2%
Peer 14 11.1%
Peer 15 11.1%
Peer 16 11.0%
Peer 17 10.5%
Peer 18 10.5%
Peer 19 10.1%
Peer 20 10.0%
Peer 21 10.0%

Excess CET1 + ACL / Total Loans


Peer 1 10.0%
Peer 2 9.8%
EGBN 8.2%
Peer 3 7.4%
Peer 4 6.9%
Peer 5 6.8%
Peer 6 6.8%
Peer 7 6.7%
Peer 8 5.4%
Peer 9 4.7%
Peer 10 4.1%
Peer 11 3.7%
Peer 12 3.6%
Peer 13 3.5%
Peer 14 3.1%
Peer 15 2.8%
Peer 16 2.8%
Peer 17 2.7%
Peer 18 2.7%
Peer 19 2.1%
Peer 20 2.0%
Peer 21 1.7%

Tangible Common Equity / Tangible Assets[1]


Peer 1 11.9%
EGBN 11.0%
Peer 2 11.0%
Peer 3 10.9%
Peer 4 10.6%
Peer 5 9.9%
Peer 6 9.8%
Peer 7 9.5%
Peer 8 9.5%
Peer 9 9.4%
Peer 10 9.1%
Peer 11 8.8%
Peer 12 8.8%
Peer 13 8.7%
Peer 14 8.7%
Peer 15 8.3%
Peer 16 8.2%
Peer 17 8.1%
Peer 18 7.9%
Peer 19 7.8%
Peer 20 7.7%
Peer 21 7.7%

1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices.
Peers are those used in the proxy for the May 2025 annual meeting. Proxy Peers are AMTB, AUB, BHLB, BRKL, BUSE, BY, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, PPBI, SASR, STEL, TMP, UBSI, VBTX, WSFS and data is as of December 31, 2024 (if available). EGBN is as of March 31, 2025.
Source: S&P Capital IQ Pro and company filings.

EAGLE BANCORP, INC.
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Eagle – Liquidity Position vs. Peers


Cash Equivalents / Total Deposits
Peer 1 11.0%
Peer 2 10.9%
Peer 3 10.0%
Peer 4 9.6%
Peer 5 8.0%
Peer 6 7.6%
Peer 7 7.5%
EGBN 7.3%
Peer 8 7.0%
Peer 9 6.9%
Peer 10 6.8%
Peer 11 6.1%
Peer 12 4.6%
Peer 13 4.4%
Peer 14 4.2%
Peer 15 2.1%
Peer 16 2.1%
Peer 17 1.7%
Peer 18 1.7%
Peer 19 1.4%
Peer 20 1.2%
Peer 21 1.1%


Cash Equivalents + AFS Securities / Total Deposits
Peer 1 28.3%
Peer 2 27.4%
Peer 3 23.0%
Peer 4 23.0%
Peer 5 21.9%
EGBN 20.4%
Peer 6 17.2%
Peer 7 16.0%
Peer 8 15.9%
Peer 9 14.1%
Peer 10 13.7%
Peer 11 12.4%
Peer 12 11.0%
Peer 13 8.0%
Peer 14 7.6%
Peer 15 7.5%
Peer 16 7.0%
Peer 17 6.9%
Peer 18 6.1%
Peer 19 2.1%
Peer 20 1.4%
Peer 21 1.2%

Available Liquidity

Cash and cash equivalents are high relative to peers.

Cash equivalents combined with AFS securities provides a high level of coverage when measured against our peers.


Insured Deposit Exposure Trend
($ in millions)
$8,541
26%
74%
$9,131
24%
76%
$9,277
25%
75%
9/30/2024
12/31/2024
3/31/2025
Insured
Uninsured

Peers are those used in the proxy for the May 2025 annual meeting. Proxy Peers are AMTB, AUB, BHLB, BRKL, BUSE, BY, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, PPBI, SASR, STEL, TMP, UBSI, VBTX, WSFS and data is as of December 31, 2024 (if available). EGBN is as of March 31, 2025.
Source: S&P Capital IQ Pro and company filings.

EAGLE BANCORP, INC.
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Performance Measures 9 1-Please refer to the Non-GAAP reconciliation and footnotes in the appendices. Operating Return on Average Assets are annualized. For the periods above, return on average common equity was (0.11)% (2024Q1), (26.60)% (2024Q2), 7.22% (2024Q3), 4.94% (2024Q4), and 0.55% (2025Q1); return on average assets was (0.01)% (2024Q1), (2.73)% (2024Q2), 0.70% (2024Q3), 0.48% (2024Q4), and 0.06% (2025Q1), common equity to assets was 10.85% (2024Q1) 10.35% (2024Q2), 10.86% (2024Q3), 11.02% (2024Q4), and 11.00% (2025Q1); and efficiency ratio was 51.1% (2024Q1), 191.0% (2024Q2), 55.4% (2024Q3), 59.5% (2024Q4), and 61.5% (2025Q1) -0.11% 7.04% 7.22% 4.94% 0.55% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Operating Return on Average Tangible Common Equity1 -0.01% 0.66% 0.70% 0.48% 0.06% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Operating Return on Average Assets1 51.1% 55.2% 55.4% 59.5% 61.5% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Operating Efficiency Ratio1 10.03% 10.35% 10.86% 11.02% 11.00% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Tangible Common Equity/Tangible Assets1

$74.7 $71.4 $71.8 $70.8 $65.6 2.43% 2.40% 2.37% 2.29% 2.28% -1.00% 1.00% 3.00% 5.00% 7.00% 9.00% $- $20.0 $40.0 $60.0 $80.0 $100.0 2024Q1 2024Q2 2024Q3 2025Q1 2025Q1 (i n m ill io n s ) Net Interest Income & Margin Net Interest Income NIM Net Interest Income 10 NII Decrease and NIM Decline Net Interest Income • Interest income decreased $14.5 million due to two fewer days in the quarter, lower average interest-bearing cash balances, and lower rates on loans. • Interest expense decreased $9.3 million due to lower costs from lower short-term interest rates. • Net interest income decreased $5.2 million quarter over quarter. Margin • The net interest margin ("NIM") decreased to 2.28% for the first quarter 2025, compared to 2.29% for the prior quarter, primarily due to an increase in the average mix of interest-bearing deposits versus noninterest bearing deposits in the first quarter versus the fourth quarter. • Management expects cash flows from the investment portfolio of $296 million for the remainder of 2025 to be reinvested at higher yields.

Net Income – Summary 11 Net Income Drivers Net interest income Net interest income down $5.2 million, primarily driven by two fewer days in the quarter, lower average interest-bearing cash balances, lower rates on loans, and a higher average mix of interest- bearing deposits. Provision for Credit Losses (“PCL”) The increase in the provision for the quarter is attributed predominately to the replenishment of the reserve following net charge-offs of $11.2 million and an increase in the qualitative overlay. The increase in the overlay relates to updated assumptions associated with the probability of default and probability of loss associated with commercial real estate office loans. Reserve for unfunded commitments was a reversal of $0.3 million due primarily to lower unfunded commitments in our construction portfolio. This compared to a reversal for unfunded commitments in the prior quarter of $1.6 million. Noninterest income Noninterest income up $4.1 million primarily due to an increase in income associated with a $200 million separate account BOLI transaction that was entered into in the first quarter. Noninterest expense Noninterest expense increased $1 million associated with increased legal, accounting, and professional fees.

2025 Outlook 12 1 – The forecasted increase is based off full year 2024 and Q1 2025 figures for the same measure Other Notes: 2025 Outlook represents forward-looking statements and are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Please see “Forward Looking Statements” on page 2. Current 2025 Outlook1Prior 2025 Outlook1Q 2025 ActualKey Drivers Balance Sheet 1-4% increase1-4% increase$9,883 millionAverage deposits 2-5% increase2-5% increase$7,933 millionAverage loans FlatFlat$11,640 millionAverage earning assets Income Statement 2.40% - 2.65%2.50% - 2.75%2.28%Net interest margin 35 – 40% growthFlat$8.2 millionNoninterest income 3-5% growth3-5% growth$45.4 millionNoninterest expense 15-17%21-23%31.5%Period effective tax rate

Deposit Mix and Trend 13 Total Period End Deposits increased $776 million Year-over-Year CDs Savings & money market Interest bearing transaction Noninterest bearing 3.36% 3.35% 3.40% 3.28% 3.17% 4.75% 5.07% 5.03% 5.28% 5.75% 4.37% 4.45% 4.47% 4.20% 4.07% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Cost Analysis Total Deposit Cost Borrowings Total IBL Cost

83.3% 83.0% 86.4% 93.8% 93.9% 16.7% 17.0% 13.6% 6.2% 6.1% $10,208 $9,967 $9,889 $9,730 $9,876 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 in m ill io n s Deposits & Borrowings Deposits Borrowings (includes customer repos) Funding & Liquidity 14 Funding & Liquidity Summary Deposits Period end deposits were up $164 million for the quarter, attributable to an increase in time deposit accounts. The long-term strategy for deposits is to increase core deposits and reduce reliance on wholesale funding. Borrowings Other short-term borrowings were $0.5 billion at March 31, 2025, consistent with the prior quarter-end. Ample Access to Liquidity Available liquidity from the FHLB, FRB Discount Window, cash and unencumbered securities is over $4.8 billion. 1 - Includes interest-bearing deposits with banks, cash and due from, and federal funds sold

148% 123% 108% 106% 77% 63% 62% 61% 61% 58% 44% 43% 38% 27% Peer 1 Peer 2 Peer 3 Peer 4 EGBN Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Peer 10 Peer 11 Peer 12 Peer 13 Excess CET1+ACL/ Non-Owner Occupied Office Loans 5,484 4,132 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 15 As of March 31, 2025 Note: Proxy Peers are AMTB, AUB, BHLB, BRKL, BUSE, BY, CNOB, CVBF, DCOM, FFIC, IBTX, INDB, OCFC, PFS, PPBI, SASR, STEL, TMP, UBSI, VBTX, WSFS and data is as of December 31, 2024 (if available). Peer data only shown if CRE Income Producing Office was disclosed. EGBN is as of March 31, 2025. Source: S&P Capital IQ Pro and company filings. 1 - Class Type is determined based on the latest appraisal designation. Higher Risk Rating (9000) Lower Risk Rating (1000) Office (% of Total Inc Prod CRE) 21% Non-Office 79% Office (Weighted Risk Rating) Non-Office (Weighted Risk Rating) Mix and Risk Rating Trend of Total Income Producing CRE The vast majority of our Inc Prod CRE is Non-Office and with risk ratings that have largely remained unchanged. Office Loan Portfolio Detail Inc Producing Office Holdings Declined $50 million Year-over-Year

$25 $23 $92 $17 $40 $7 $- $3 $58 $43 $1 $48 $103 $26 $43 $64 $129 $86 $171 $154 2024 2025 Q1 2025 Q2 2025 Q3 2025 Q4 2026 Q1 2026 Q2 2026 Q3 2026 Q4 2027 2028+ CRE Office - Maturity Schedule Appraisal after 3/31/2024 Appraisal before 3/31/2024 16 1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels. 2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment. Commentary • Performing Office ACL coverage = 5.78% • Non-office CRE exhibiting limited internal risk rating migration • 76% of office portfolio maturities are beyond year-end 2025 • Limited exposure to Class B central business district office Office Loan Portfolio: Income Producing Detail

Multifamily Loan Portfolio: Income Producing Detail

($ in millions)		% of Inc Producing Multi-Family
Total CRE Balance	$837.0	
# of Loans	43	
Avg Size	19.5	
Median Size	11.5	
Pass	$769	92%
Criticized	$69	8%
Non-Accrual %	0%	
Weighted LTV[1]	63	
Weighted DSCR[2]	1.2	
Weighted Risk Rating	3913	
Geography		
Maryland	$192.5	23%
Virginia	202.3	24%
DC	394.2	47%
Other US	48.1	6%
Total	$837.0	100%


Inc Producing Multi-Family - Maturity Schedule
(in millions)
$14
$249
$85
$119
$103
$177
$91
2025 Q1
2025 Q2
2025 Q3
2025 Q4
2026
2027
2028+


Other US
5.75%
Maryland
23.00%
DC
47.09%
Virginia
24.16%

1 – LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

2 - DSCR is calculated based on contractual principal and interest payments and only considers cash flow from primary sources of repayment.

EAGLE BANCORP, INC.
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Loan Mix and Trend 18 Commercial Owner-Occupied CRE Construction – comm& residential. Home Equity Other Consumer Construction C&I (owner-occupied) Office Income producing CRE (excluding office if applicable)

$362 $408 $391 $426 $502 $265 $308 $365 $245 $273 $627 $716 $756 $671 $775 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 (i n m ill io n s) Substandard Special mention % of loans 19 Loan Type and Classification 1-Includes land. Quarter-over-Quarter Change Special Mention • C&I +$46.1 million • CRE -$17.9 million • 100% of special mention loans were current as 3/31/25 Substandard • C&I -$9.5 million • CRE +$65.5 million • 51% of substandard loans were current at 3/31/25 Classified and Criticized Loans 69%82%86%85% 74% % performing 7.86% 8.95% 9.49% 8.46% 9.76%

Asset Quality Metrics 20 1-Excludes loans held for sale. 2-Non-performing assets (“NPAs”) include loans 90 days past due and still accruing. Charts for Allowance for Credit Losses and NPAs are as of period end. Net Charge Offs (“NCO”) are annualized for periods of less than a year. $35,175 $8,959 $10,094 $12,132 $26,255 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 (i n t h o u s a n d s ) Provision for Credit Losses 1.25% 1.33% 1.40% 1.44% 1.63% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 Allowance for Credit Losses/ Loans HFI 1.07% 0.11% 0.26% 0.48% 0.57% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 NCO / Average Loans1 0.79% 0.88% 1.22% 1.90% 1.79% 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 NPAs2 / Assets

Appendices 21

22 Nonaccrual Loans • How do loans end up on nonaccrual status? o Appraisal: For collateral dependent loans, new appraisals received as the loan approaches maturity below loan amount. Loans charged-down to 100% of new appraisal less estimated selling costs. Such loans could be receiving full P&I payments. o Payment default. • Loans 1, 2, 3, and 6 were placed on nonaccrual status based on current appraisal received, not from payment default, marked at 90% of the current appraised value. Note: Data as of March 31, 2025

23 Summary of Classified and Criticized Loans 1 – When cash collateral is considered, latest LTV is 90% 2 – Loan collateral is a project that is either recently completed and in lease up, not yet stabilized, under development, or in process of conversion 3 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels.

24 Top 25 Loans 1 – Mixed collateral commercial real estate 2 – Construction in process 3 – When cash collateral is considered, latest LTV is 90% 4 - LTV is a factor considered in loan underwriting and periodic portfolio monitoring. LTVs are based on most recently appraised value, which do not necessarily reflect current market conditions. There can be no assurance the Company would be able to realize the appraised value in the event of foreclosure. LTV does not necessarily indicate current collateral levels. Note: Data as of March 31, 2025

Total CRE Office Loan Portfolio (Excludes OOCRE & OO Construction) 25 4 Office Loans with Substandard Risk Ratings are on Nonaccrual for a total balance of $131.9 million out of Total NPAs of $202.9 million. 1 – Loan risk grade categories: 1000 – Prime, 2000 – Excellent (“Excel.”), 3000 – Good, 4000 – Acceptable (“Accept.”), 5000 – Acceptable with Risk (“AwR”), 6000 – Watch, 7000 – Other Assets Especially Mentioned (O.A.E.M.), 8000 – Substandard, 9000 – Doubtful, 9999 - Loss

Washington DC Office (Income Producing CRE & Construction) 26 • $221.1 Million Total Outstanding Balance o 11 Income Producing CRE = $217.5 million o 1 Income Producing Construction CRE loan = $3.6 million o 12 Total Washington DC Office Loans  Median size = $12.6 million  Average size = $18.4 million • 9 Loans Risk Rated Pass = $153.1 Million • 3 Loans with Adverse Risk Ratings o $39.7 million Risk Rated = Special Mention (Special mention loan #2 as discussed on page 24) o $24.6 million Risk Rated = Substandard (Nonaccrual loan #2 as discussed on page 23) o $3.6 million Risk Rated = Special Mention • 4 Loans in the Central Business District with $128.0 Million in Total Outstanding Balances o $56.4 million Risk Rated = Pass (Top 25 loan #17 as discussed on page 25)  International law firm HQ’d in NYC signed long-term lease for >50% of square footage o $33.9 million Risk Rated = Pass o $24.6 million Risk Rated = Substandard (Nonaccrual loan #2 as above and on page 23) o $13.1 million Risk Rated = Pass

Multifamily Loan Portfolio 27 • Zero Multifamily Loans on Nonaccrual Status • 90 Total Multifamily Loans • $1.8 Billion in Outstanding Balances with Multifamily as Collateral o Median size = $7.9 million o Average size = $20.3 million • 84 Loans with $1.7 Billion in Balances with Average Risk Rating = Pass • 4 Substandard Loans with $50.2 Million in Total Outstanding Balances o $20.6 million (Apt Building in DC – Bridge Loan) (Substandard Loan #6 as discussed on page 24) o $13.8 million (Apt Building in DC with Retail/Commercial space) (Substandard Loan #14 as discussed on page 24) o $8.4 million (Apt Building in DC – Bridge Loan) o $7.4 million (Apt Building in DC with appraisal on January 2024 and 55% LTV) • 2 Special Mention Loan with $31.7 Million Outstanding o $26.7 million (139-unit Apt building in DC completed in 2017) (Special Mention Loan #4 as discussed on page 24) o $5.0 million (New construction of 20 condo unit building in Washington DC) Note: These amounts are inclusive of Income Producing ($837.0mm), Construction ($606.9mm), Mixed Use ($376.1mm), and Commercial ($2.2mm) Multi-Family loans

GovCon Portfolio 28 • Zero GovCon Loans on Nonaccrual Status • Less than $250 Million Total Outstanding Balance and $350 Million Total Committed • Over 30% of outstanding balances are tied to lines of credit, primarily structured under an ABL (asset-based lending) framework • Most Heavily Represented Underlying Agencies: DoD + Intelligence Related • Only 1 client with over 30% exposure to USAID

Credit Quality Since 1998 29

CRE Construction Portfolio 30 • $1.13 Billion Total Outstanding Balance: o 66 CRE Ground Up Construction $996.9 million o 19 CRE Renovation $133.9 million o 5 Consumer Construction $ 4.0 million o 90 Total Construction Loans  Median size = $2.0 million  Average size = $12.6 million • 85 Loans Risk Rated Pass = $1,096.7 million • 5 Loans with Adverse Risk Ratings = $38.0 Million o Substandard = $18.8 million (Renovation of 2 Life Science buildings in Montgomery) o Substandard = $5.7 million (New construction of 24 condo unit building in Washington DC) o Special Mention = $5.0 million (New construction of 20 condo unit building in Washington DC) o Substandard = $4.9 million (New construction of 24 condo unit building in Washington DC) o Special Mention = $3.6 million (New construction of office building in Washington DC) Note: Loan metrics not inclusive of deferrals, fees and other adjustments.

Hotel Loan Portfolio 31 • Zero Hotel Loans on Nonaccrual Status • $431.5 Million in Outstanding Balances with Hotels as Collateral (Includes Construction CRE) o Median size = $13.3 million o Average size = $20.5 million • 21 Loans with Average Risk Rating = Pass • 0 Criticized Loans

Investment Portfolio 32 Investment Portfolio Strategy • Portfolio positioned to manage liquidity and pledging needs • Cash flow projected principal only (rates unchanged): o Remainder of 2025 - $296 million • Total securities down $95 million from 12/31/2024 from principal paydowns, maturities received. • Unencumbered securities of $1.28 billion available for pledging. Note: Chart is as of period end on an amortized cost basis. AFS / HTM as of March 31, 2025

Tangible Book Value Per Share 33 Per share data is as of period end. Please refer to Non-GAAP reconciliation and footnotes in the appendices

Loan Portfolio - Details 34 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2025.

Loan Portfolio – Income Producing CRE 35 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2025.

Loan Portfolio – CRE Construction 36 Note: Loan metrics not inclusive of deferrals, fees and other adjustments. Data as of March 31, 2025.

37 Non-GAAP Reconciliation (unaudited)

38 Non-GAAP Reconciliation (unaudited)

39 Non-GAAP Reconciliation (unaudited)

40 Non-GAAP Reconciliation (unaudited) Tangible common equity to tangible assets (the "tangible common equity ratio"), tangible book value per common share, tangible book value per common share excluding accumulated other comprehensive income (“AOCI”), and the return on average tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding; to calculate the tangible book value per common share excluding the AOCI, tangible common equity is reduced by the loss on the AOCI before dividing by common shares outstanding. The Company calculates the annualized return on average tangible common equity ratio by dividing net income available to common shareholders by average tangible common equity which is calculated by excluding the average balance of intangible assets from the average common shareholders’ equity. The Company calculates the annualized return on average common equity ratio by dividing net income available to common shareholders by average common equity. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions. The above table provides reconciliation of these financial measures defined by GAAP with non-GAAP financial measures. Operating net (loss) income and is a non-GAAP financial measures derived from GAAP based amounts. The Company calculates operating net (loss) income by excluding from net (loss) income the one-time goodwill impairment of $104.2 million. The Company considers this information important to shareholders because operating net (loss) income) provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating net income (loss) to the nearest GAAP measure. Operating return on average common equity, operating return on average assets, and operating return on tangible common equity are non-GAAP financial measures derived from GAAP based amounts. The Company calculates the operating return on average common equity ratio by dividing operating net income available to common shareholders by average common equity. The Company calculates the operating return on average assets ratio by dividing operating net income available to common shareholders by average assets. The Company calculates the operating return on average tangible common equity ratio by dividing operating net income available to common shareholders by average tangible common equity. The Company considers this information important to shareholders because operating return on average tangible common equity, operating return on average assets, and operating return on average common equity provides investors insight into how Company earnings changed exclusive of the impairment charge to allow investors to better compare the Company's performance against historical periods. The table above provides a reconciliation of operating return on average tangible common equity, operating return on average assets, and operating return on average common equity to the nearest GAAP measure. Operating Efficiency ratio is a non-GAAP financial measure calculated by dividing operating non-interest expense by the sum of GAAP net interest income and GAAP non- interest (loss) income. Operating noninterest expense is a non-GAAP financial measure calculated by adding back goodwill impairment to GAAP noninterest expense. Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling operational activities. The table above shows the calculation of the operating efficiency ratio and operating noninterest expense from these GAAP measures.